Language Enterprises Corp
111 N. Sepulveda Blvd
Suite 250
Manhattan Beach, CA 90266

April 10, 2008

G2 Petroleum, LLC
Attn: Everett Willard Gray II, Managing Director
3000 N. Garfield
Suite 210
Midland, TX 79705

Dear Mr. Gray:

Language Enterprises Corp (“Language”) wishes to purchase an interest in G2 Petroleum, LLC’s (“G2”) Diamond Springs prospect (the “Diamond Springs Prospect”), located in Freemont County, Wyoming, and more particularly described in the oil and gas lease attached as Schedule A to this letter agreement (the “Letter Agreement”). This Letter Agreement sets out the basic terms and conditions upon which:

(a)	G2 will sell to Language a 5% working interest, being a 3.75% net revenue interest, in the Diamond Springs Prospect;

(b)	Language will earn a 100% working interest, being a 75% net revenue interest, in an exploratory well to be drilled on the Diamond Springs Prospect; and

(c)	Language will earn a right to increase its interest in the entire Diamond Springs Prospect to a 50% working interest, being a 37.5% net revenue interest.

Language and G2 acknowledge and agree that this Letter Agreement may be replaced and superceded by a formal agreement between Language and G2 containing the normal and customary terms, conditions, representations and warranties for a transaction of this nature.

1.

Ownership of the Diamond Springs Prospect: G2 represents and warrants to Language that it is the sole legal and beneficial owner of a 100% working interest, being a 75% net revenue interest, in and to the Diamond Springs Prospect, and that all such actions as are necessary to perfect G2’s interests and rights to the Diamond Springs Prospect have been taken.

2.

Purchase Price: G2 agrees to sell to Language a 5% working interest, being a 3.75% net revenue interest, in the Diamond Springs Prospect in consideration for the issuance by Language to G2 of 250,000 shares of Language’s common stock (the “Language Shares”) at a deemed price of $1.00 per share. Language shall issue the Language Shares to G2 within three (3) business days of the spud date of the Prospect Well referred to in paragraph 3 of this Letter Agreement.

3.

Participation Interest in Well: In addition to the interests described in paragraph 1 of this Letter Agreement, Language shall earn a 100% working interest, being a 75% net revenue interest, in an exploratory well and the surrounding spacing unit (the “Prospect

Well”) on the Diamond Springs Prospect, at a location to be mutually agreed upon in writing by G2 and Language, by paying for 100% of the costs of drilling and completing the Prospect Well (the “Prospect Well Costs”). G2 shall be responsible for drilling, completing, operating and, if the Prospect Well is abandoned, plugging and cementing the Prospect Well, provided that G2 may retain such contractors or subcontractors as it deems necessary to perform its responsibilities in relation thereto. G2 shall, at all times and at the request of Language, provide to Language copies of any and all information relating to the Prospect Well, including, without limitation, any and all geological studies or reports, seismic studies or reports, and well logs.

4.	Payment of Prospect Well Costs: Language shall pay for the Prospect Well Costs by delivering to G2 $350,000 as follows:

	(a)	$50,000 upon closing; and

	(b)	$300,000 within 45 days after closing.

In the event that the cost of drilling and completing the Prospect Well exceeds $350,000, Language shall have the right, at its sole discretion, to determine whether or not to continue efforts to drill and complete the Prospect Well. If Language determines that efforts to drill and complete the Prospect Well should continue, Language shall be solely responsible for the additional costs of drilling and completing the Prospect Well. If Language determines that efforts to drill and complete the Prospect Well should not continue, Language shall be solely responsible for the costs of plugging and cementing the Prospect Well, after which all of Language’s responsibilities with respect to the Prospect Well shall cease.

5.

Option for Additional Working Interest on Diamond Springs Prospect: In the event that the Prospect Well is completed and becomes a productive well, G2 shall grant to Language the right (the “Option Right”) to purchase an additional 45% working interest, being an additional 33.75% net revenue interest, in the Diamond Springs Prospect, such that, if Language fully exercises the Option Right, Language shall own a 50% working interest in the Diamond Springs Prospect, being a 37.5% net revenue interest. The exercise price for the Option Right shall be $100,000 for each additional 1% working interest, being an additional 0.75% net revenue interest. Language may, at its sole discretion, elect to pay the option price in shares of its common stock at a conversion price per share equal to:

	(a)	the average of the closing bid and ask price for Language’s common stock as quoted by the OTC Bulletin Board during the 10 trading days prior to the date the Option Right is exercised; or

	(b)	such other price as may be mutually agreed upon in writing by Language and G2.

The Option Right shall expire on June 30, 2009.

6.

Due Diligence, Co-operation and Confidentiality of Information: Prior to closing, each of Language and G2 agree to make available to the other, and their respective representatives, all material information with respect to themselves and, in the case of G2, the Diamond Springs Prospect, including, but not limited to, all financial records, tax returns, material contracts, regulatory filings, geological studies or reports, seismic studies or reports and well logs, and to fully co-operate with the due diligence investigations of the other party. Each of Language and G2 agree that any and all non- public information received by each from the other party, or the other party’s representatives, for purposes of the transactions described in this Letter Agreement (“Confidential Information”) shall remain the property of the other party and shall not be used by the receiving party for any purpose other than a purpose related to the subject matter of this Letter Agreement. In the event that the transactions described in this Letter Agreement are not completed for any reason whatsoever, each of Language and G2 agrees to return all Confidential Information received by them from the other party to such other party. Language and G2 agree to keep any and all Confidential Information in the strictest confidence and not to disclose any such Confidential Information to any other person or party (other than their respective representatives) unless such disclosure is required under any laws or regulations applicable to the parties.

7.

Applicable Exemptions from Securities Laws: Language and G2 acknowledge and agree that Language’s obligation to issue the Language Shares to G2 is conditional upon there being an available exemption from the registration requirements of the United States Securities Act of 1933 (the “Securities Act”) and the rules and regulations promulgated thereunder (collectively, the “Federal Securities Laws”). In connection therewith, G2 acknowledges, agrees, represents and warrants to Language as follows:

	(a)	G2 is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act in that G2 is either:

		(i)	a corporation that was not formed for the purpose of acquiring Language’s securities and that has total assets in excess of $5,000,000, or

		(ii)	a corporation of which all of its shareholders qualify as “accredited investors”as defined in Regulation D;

	(b)	The Language Shares will be “restricted shares”as contemplated under the Federal Securities Laws and that:

		(i)	all certificates representing the Language Shares will be endorsed with such restrictive legends as may be required by the Federal Securities Laws, and

(ii)

the Language Shares may not be resold by G2 unless such resale is made in accordance pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act;

(c)

G2 is acquiring the Language Shares solely for investment purposes, and for G2’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, G2 has no present intention of selling, granting any participation in, or otherwise distributing the same, and G2 does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third party with respect to any of the Language Shares;

	(d)	G2 is not aware of any general solicitation or advertisement regarding the offer or sale of the Language Shares; and

(e)

An investment in the securities of Language is highly speculative, and G2 is an experienced investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of his investment, has such knowledge and experience in financial or business matters such that he is capable of evaluating the merits and risks of the investment in the securities of Language.

8.

Closing: Closing of the transactions contemplated in this Letter Agreement shall be scheduled to take place 60 days after the date of this Letter Agreement at the offices of Language, unless otherwise agreed to by the parties. Closing of the transactions contemplated in this Letter Agreement is expressly conditional upon each of Language and G2 completing their respective due diligence investigations to their reasonable satisfaction.

If you are in agreement that this Letter Agreement accurately sets forth the basic terms and conditions of our agreement with respect to the Diamond Springs Prospect, please sign this Letter Agreement in the designated area below.

Very truly yours,
Language Enterprises Corp.
(Acquiring Company)

By:  /s/ Paul Kirkitelos
               Paul Kirkitelos
               Chief Executive Officer

Accepted and Agreed:

G2 Petroleum, LLC

By: /s/ Everett Willard Gray II	Date: April 10, 2008
Everett Willard Gray II
Title: Managing Director

SCHEDULE A

TO LETTER AGREEMENT DATED APRIL 10, 2008 BETWEEN
LANGUAGE ENTERPRISES CORP. AND G2 PETROLEUM, LLC

LEASE AGREEMENT TO DIAMOND SPRINGS PROSPECT
AND RELATED LEASE ASSIGNMENTS

Purchase Agreement

This Purchase Agreement ("Agreement") is made and entered as of the 25th day of January, 2008 by and between G2 Petroleum, LLC, a Delaware Corporation ("G2") and Laser Oil and Gas Exploration, a Florida company ("Laser").

Recitals:

A. Laser is the owner of 100% of the Working Interests in the Leases know as the North Diamond Springs Prospect located in Freemont County (T32, 33N – R90, 91W), Wyoming, pursuant to the Lease Assignments attached as Exhibit A here to("Lease Assignments"). All capitalized terms used herein shall have the meanings assigned to such terms in Section eleven (11) hereof.

a. Diamond Springs: DOI / BLM Lease Serial Number W-150316 (Wind River Basin, Freemont County, Wyoming [T32,33N – R90,91W] as part of three [3] parcels and ten [10] sections), and as indicated on the leases as Attachment A representing 3317.32 acres of land.

i. Laser owns 100% WI / 75% NRI

ii. Laser has agreed to assign to G2, and G2 has agreed to acquire 100% WI / 75% NRI

Now, Therefore, for good and valuable consideration, the sufficiency of which is hereby expressed, the parties agree as follows:

1. Assignment of Leasehold Interest. Upon payment and completion of other considerations detailed in Section 2:

a. Laser will assign to G2 or its appointed representatives 100% of the total Working Interest in said lease(s), and 75% of the Net Revenue Interest for said leases(s).

b. G2 or it appointed representative will transfer the appropriate funds in U.S. dollars to Laser of its appointed representative.

2. Payment Obligation. Payment and other considerations will be put forward as follows:

a. G2's total obligation for purchase of said lease(s) will be $250,000.00 to distributed as follows

i. $82,000 to Laser

ii. $168,000 to North Coast Resource Development

b. Laser will provide to G2 any and all documentation deemed reasonable and legally acceptable to both G2 and Laser to allow for:

i. Laser or it's assigned representative will guarantee that it has valid ownership of the lease W-150316, however Laser cannot warrant title to U.S. Government leases. Laser does warrant that such lease is free and clear of liens and encumbrances

ii. Provide all completed, signed and stamped (if possible approved governmental office) oil, gas or mineral lease assignments as listed in Section A above and Attachment A.

3. Drill and operational obligations. G2 agrees that they, or their assigned representative or joint venture partner shall drill two (2) test wells to a (minimum) depth of 850 feet no later than December 31, 2010 as is prescribed and as is necessary to move the lease(s) into perpetuity.

4. Deposit. All parties agree that no deposit is necessary

5. Revenue Distribution. Upon commercial production of a well upon the Lease(s) assigned hereunder, G2 or its assigned representative and/or it assignees operator will prepare and file division orders with the state of Wyoming and/or the DOI / BLM reflecting the Lease(s) assignments as stipulated by attachment A.

6. Representations of G2. G2 hereof represents and warrants to Laser that in connection with any sale or assignment of interests in the Leases, (i) it will not make any misrepresentation of a material fact or omit to make a statement that is necessary to make any other representation made by G2 not misleading, and (ii) it will comply will all applicable securities laG2. G2 hereby indemnifies Laser against any loss, cost, expense or damages resulting from G2's breach of a representation or warranty contained herein

7. Representations of Laser. Laser hereby represents and warrants to G2 that, to the best of its knowledge, all logs, production data and reservoir analysis heretofore provided to G2 are complete and accurate and a list of each such document is attached as Schedule 1 hereto; provided, however, any projections supplied by Laser are based on the good faith estimates of laser and C.P. Abrassart. – Geologist and are inherently subject to uncertainty. Laser here by indemnifies G2 against any loss, cost, expense or damages resulting from Laser's breach of representation or warranty contained herein.

8. Costs and Expenses. Each party will bear its own costs and expenses, including but not limited to, accounting, legal and recording, in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereunder.

9. Definitions. Capitalized terms used herein shall have the following meanings:

Working Interest "WI":

Net Revenue Interest "NRI":

AFE" as defined in the Operating Agreement.

"Complete" or "Completion" as defined in the Operating Agreement.

"Recompletion" as defined in the Operating Agreement.

"Rework" as defined in the Operating Agreement.

"Working Interest" shall mean the ownership of an undivided share of an oil and gas lease, subject to all expenses of operating such oil and gas lease, and burdened by a pro-rata share of all non-Working Interests (i.e. royalty and over-riding royalty interests).

10. Integrated Agreement. This Agreement, together with the Exhibits and Attachments hereto, represents the final understanding of the parties with respect to the subject

Form 3100-11
(October 1992)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

OFFER TO LEASE AND LEASE FOR OIL AND GAS

Serial No. W-150316

The undersigned (reverse) offers to lease all or any of the lands in Item 2 that are available for lease pursuant to the Mineral Leasing Act of 1920, as amended and supplemented (30 U.S.C. 181 et seq.), the Mineral Leasing Act for Acquired Lands of 1947, as amended (30 U.S.C. 351-359), the Attorney General's Opinion of April 2, 1941 (40 Op. Atty. Gen. 41), or the

READ INSTRUCTIONS BEFORE COMPLETING

Future rental payments must be made on or before the anniversary date to:
Minerals Management Service
Royalty Management Program
P.O. Box 5640
Denver, CO 80217

1. Name: Barnhart Drilling Co., Inc.
Street: P. O. Box 1638
City, State, Zip Code: Riverton, Wyoming 82501

2. This application/offer/lease is for: (Check only One) ☐ PUBLIC DOMAIN LANDS ☐ ACQUIRED LANDS (percent U.S. interest ______)

Surface managing agency if other than BLM: ______ Unit/Project ______

Legal description of land requested: *Parcel No.: 123,124,129 *Sale Date (m/d/y): Feb.1, 2000

*SEE ITEM 2 IN INSTRUCTIONS BELOW PRIOR TO COMPLETING PARCEL NUMBER AND SALE DATE.

T. 32 North R. 90W Meridian 6th P.M. State Wyoming County Fremont

Sec. 4- S½S½
5- Lots 2-4, S½S½
6- Lots 1-4
7- Lot 4, SESW,S½SE
8- E½,E½W½
9- All
10-W½, Pt.of MS 732 in W½
15-N½NW,Pt. MS 732 in N½NW
17- N½NE
18- Lot 1, N½NE,NENW

T. 33 North, R. 90 West
Section 31-E½SE
32- S½
33- SW¼

T. 32 North, Range 91 West
Section 12- S½SE¼
13- NE¼

Total acres applied for 3317.32

Amount remitted: Filing fee $ 75.00 Rental fee $ 4977.00 Total $ 5052.00

DO NOT WRITE BELOW THIS LINE

3. Land included in lease:

T. R. Meridian State County

SAME LAND DESCRIPTION AS ITEM 2

DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
2000 MAR 22 PM 12 05
RECEIVED
CHEYENNE, WYOMING

Total acres in lease ______
Rental retained $ ______

This lease is issued granting the exclusive right to drill for, mine, extract, remove and dispose of all the oil and gas (except helium) in the lands described in Item 3 together with the right to build and maintain necessary improvements thereupon for the term indicated below, subject to renewal or extension in accordance with the appropriate leasing authority. Rights granted are subject to applicable laws, the terms, conditions, and attached stipulations of this lease, the Secretary of the Interior's regulations and formal orders in effect as of lease issuance, and to regulations and formal orders hereafter promulgated when not inconsistent with lease rights granted or specific provisions of this lease.

NOTE: This lease is issued to the high bidder pursuant to his/her duly executed bid or nomination form submitted under 43 CFR 3120 and is subject to the provisions of that bid or nomination and those specified on this form.

Type and primary term of lease:

☒ Noncompetitive lease (ten years)

☐ Competitive lease (ten years)

☐ Other ______

THE UNITED STATES OF AMERICA

by Pamela J. Lewis
(Signing Officer)

Chief, Leasable Minerals Section
(Title)

APR 18 2000
(Date)

EFFECTIVE DATE OF LEASE MAY 01 2000

(Continued on reverse)

WYW150316

LEASE NOTICE NO. 1

Under Regulation 43 CFR 3101.1-2 and terms of the lease (BLM Form 3100-11), the authorized officer may require reasonable measures to minimize adverse impacts to other resource values, land uses, and users not addressed in lease stipulations at the time operations are proposed. Such reasonable measures may include, but are not limited to, modification of siting or design of facilities, timing of operations, and specification of interim and final reclamation measures, which may require relocating proposed operations up to 200 meters, but not off the leasehold, and prohibiting surface disturbance activities for up to 60 days.

The lands within this lease may include areas not specifically addressed by lease stipulations that may contain special values, may be needed for special purposes, or may require special attention to prevent damage to surface and/or other resources. Possible special areas are identified below. Any surface use or occupancy within such special areas will be strictly controlled or, if absolutely necessary, prohibited. Appropriate modifications to imposed restrictions will be made for the maintenance and operation of producing wells.

1. Slopes in excess of 25 percent.
2. Within 500 feet of surface water and/or riparian areas.
3. Construction with frozen material or during periods when the soil material is saturated or when watershed damage is likely to occur.
4. Within 500 feet of Interstate highways and 200 feet of other existing rights-of-way (i.e., U.S. and State highways, roads, railroads, pipelines, powerlines).
5. Within 1/4 mile of occupied dwellings.
6. Material sites.

GUIDANCE:

The intent of this notice is to inform interested parties (potential lessees, permittees, operators) that when one or more of the above conditions exist, surface disturbing activities will be prohibited unless or until the permittee or the designated representative and the surface management agency (SMA) arrive at an acceptable plan for mitigation of anticipated impacts. This negotiation will occur prior to development and become a condition for approval when authorizing the action.

Specific threshold criteria (e.g., 500 feet from water) have been established based upon the best information available. However, geographical areas and time periods of concern must be delineated at the field level (i.e., "surface water and/or riparian areas" may include both intermittent and ephemeral water sources or may be limited to perennial surface water).

The referenced oil and gas leases on these lands are hereby made subject to the stipulation that the exploration or drilling activities will not interfere materially with the use of the area as a materials site/free use permit. At the time operations on the above lands are commenced, notification will be made to the appropriate agency. The name of the appropriate agency may be obtained from the proper BLM District Office.

Form 3000-3
(October 1992)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

FORM APPROVED
OMB NO. 1004-0034
Expires: July 31, 1995

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Lease Serial No. W-150316

Lease Effective Date (Anniversary Date) May 1, 2000

New Serial No.

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* Laser Exploration Inc.
Street P.O. Box 8604
City, State, ZIP Code Deerfield Beach, Florida 33443

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on the reverse of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☒ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☒ Record Title, ☐ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space on reverse, if needed. Do not submit documents or agreements other than this form; such documents or agreements shall only be referenced herein. a	Percent of Interest: Owned b	Percent of Interest: Conveyed c	Percent of Interest: Retained d	Percent of Overriding Royalty or Similar Interests: Reserved e	Percent of Overriding Royalty or Similar Interests: Previously reserved or conveyed f
T 32 N R 90 W 6th P.M. Fremont County, Wy Sec. 4- S1/2S1/2 5- Lots 2-4, S1/2S1/2 6- Lots 1-4 7- Lot 4, SESW,S1/2SE 8- E1/2,E1/2W1/2 9- All 10- W1/2, Pt. of MS 732 in W1/2 15- N1/2NW, Pt. MS 732 in N1/2NW 17- N1/2NE 18- Lot 1, N1/2NE,NENW (3317.32 Ac.)	100%	100%	-0-		
T 33 N - R 90 West Sec. 31-E1/2SE 32- S1/2 33- SW1/4 T 32 N, R91 W Section 12-S1/SE1/4 13-NE1/4	100%	100%	-0-		

FOR BLM USE ONLY—DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☐ Assignment approved for above described lands;

☐ Assignment approved for attached land description

Assignment approved effective ______________________

☐ Assignment approved for land description indicated on reverse of this form.

Part A (Continued): ADDITIONAL SPACE for Names and addresses of additional assignees in Item No. 1, if needed, or for Land Description in Item No. 2, if needed.

PART B: CERTIFICATION AND REQUEST FOR APPROVAL

1. The Assignor certifies as owner of an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2. Assignee certifies as follows: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, national, or resident alien of the United States or association of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee's chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Assignee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Assignee is not in violation of sec. 41 of the Mineral Leasing Act.

3. Assignee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.

For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 17 day of January, 19 2008

Executed this 20 day of January, 2008

Name of Assignor as shown on current lease Barnhart Drilling Co., Inc
(Please type or print)

Assignor _________________ (Signature) President

or

Attorney-in-fact _________________ (Signature)

P.O. Box 1638, Riverton, Wyoming 82501
(Assignor's Address)

(City) (State) (Zip Code)

Assignee _________________ (Signature) Charles Laser - President

or

Attorney-in-fact _________________ (Signature)

Public reporting burden for this form is estimated to average 30 minutes per response, including the time for reviewing instructions, gathering and maintaining data, and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management, (Alternate) Bureau Clearance Officer, (WO-771), 1849 C Street, N.W., Washington, D.C. 20240, and the Office of Management and Budget, Paperwork Reduction Project (1004-0034), Washington, D.C. 20503.

Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.

LASER EXPLORATION INC.

Dr. Charles Laser LLD/HC
Oil & Gas Exploration - Consulting
PO Box 8604
Deerfield Beach, Florida
(954) 427-0610 - Fax 480-8955 – (
email claser@comcast

U.S. Postal Service™
CERTIFIED MAIL™ RECEIPT
(Domestic Mail Only; No Insurance Coverage Provided)
For delivery information visit our website at www.usps.com
OFFICIAL USE

7003 1680 0004 2272 7908

Postage	$
Certified Fee	
Return Reciept Fee (Endorsement Required)	
Restricted Delivery Fee (Endorsement Required)	
Total Postage & Fees	$

Postmark Here: JAN 22 2008

Sent To: Bureau of Land Mgmt
Street, Apt. No.; or PO Box No.: P.O. Box 1828
City, State, ZIP+4: Cheyenne, WY 82001
PS Form 3800, June 2002 — See Reverse for Instructions

January 22, 2007

Bureau of Land Management
P.O. Box 1828
Cheyenne, Wyoming 82001

Dear Madam or Sir:

Please record lease W-150316 assignment and t attached leases. Enclosed is check for $150.00. Please return a copy to me at the above address.

Thank you.

Best Regards,

Dr. Charles Laser – President

Encl: 3 copies or original assignment and 3 copies of Transfer of Operating Rights on lease 150316

LASER EXPLORATION, INC. 11767
PH. 954-427-0610
P.O. BOX 8604
DEERFIELD BEACH, FL 33443-8604

DATE 1/21/07 74-104/724 220

PAY TO THE ORDER OF U.S. Bureau of Land Mgmt $ 150.00

One Hundred Fifty & 00/100 DOLLARS

KeyBank National Association
Ann Arbor, Michigan 48104
1-800-KEY2YOU Key.com

Key Privilege

FOR Lease 150316

⑈011767⑈ ⑆072401048⑆ 226161004081⑈

Form 3000-3a
(May 2006)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

TRANSFER OF OPERATING RIGHTS (SUBLEASE) IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

FORM APPROVED
OMB NO. 1004-0034
Expires: April 30, 2009

Lease Serial No.
W-150316

Type or print plainly in ink and sign in ink.

PART A: TRANSFER

1. Transferee (Sublessee)* G2 Petroleum
Street 2002 Bedford
City, State, Zip Code Midland, Texas 79701

1a. Transferor

*If more than one transferee, check here ☐ and list the name(s) and address(es) of all additional transferees on page 2 of this form or on a separate attached sheet of paper.

This transfer is for: *(Check one)* ☒ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☒ Operating Rights (sublease) ☐ Overriding Royalty, payment out of production or other similar interests or payments

2. This transfer (sublease) conveys the following interest:

Land Description Additional space on page 2, if needed. Do not submit documents or agreements other than this form; such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Percent of Interest Conveyed c	Percent of Interest Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Percent of Overriding Royalty Similar Interests Previously reserved or conveyed f
32 N R 90 W 6th P.M. Fremont County, Wy ec. 4- S1/2S1/2 5- Lots 2-4, S1/2S1/2 6- Lots 1-4 7- Lot 4, SESW,S1/2SE 8- E1/2,E1/2W1/2 9- All 10- W1/2, Pt. of MS 732 in W1/2 15- N1/2NW, Pt. MS 732 in N1/2NW 17- N1/2NE 18- Lot 1, N1/2NE,NENW (3317.32 Ac.) 33 N - R 90 West T 32 N, R91 W ec. 31-E1/2SE Section 12-S1/SE1/4 32- S1/2 13-NE1/4 33- SW1/4	100%	100%	-0-	12.5%	-0-

FOR BLM USE ONLY - DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This transfer is approved solely for administrative purposes. Approval does not warrant that either party to this transfer holds legal or equitable title to this lease.

☐ Transfer approved effective ____________________

By ____________________ ____________________
Bureau of Land Management (BLM) (Title) (Date)

(Continued on page 2)

Part A (Continued): ADDITIONAL SPACE for Names and addresses of additional transferees in Item No. 1, if needed, or for Land Description in Item 2, if needed.

PART B - CERTIFICATION AND REQUEST FOR APPROVAL

1. The transferor certifies as owner if an interest in the above designated lease that he/she hereby transfers to the above assignee(s) the rights specified above.

2. Transferee certifies as follows: (a) Transferee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the transfer of NPR-A leases, transferee is a citizen, national, or resident alien of the United States or associations of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Transferee is not considered a minor under the laws of the State in which the lands covered by this transfer are located; (c) Transferee's chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the transfer are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Transferee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act, and (f) Transferee is not in violation of sec. 41 of the Mineral Leasing Act.

3. Transferee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein. Applicable terms and conditions include, but are not limited to, an obligation to conduct all operations on the leasehold in accordance with the terms and conditions of the lease, to condition all wells for proper abandonment, to restore the leased lands upon completion of any operations as described in the lease, and to furnish and maintain such bond as may be required by the lessor pursuant to regulations 43 CFR 3104, 3134, or 3206.

For geothermal transfers, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 7th day of February 20 08 Executed this 7th day of February 20 08

Name of Transferor as shown on current lease Laser Exploration Inc.

(Please type or print)

Transferor [signature] (Signature) Transferee [signature] (Signature)

or Attorney-in-fact President (Signature) or Attorney-in-fact E. Will Gray, Managing Director (Signature)

P.O. Box 8604
(Transferor's Address)

Deerfield Beach, Florida 33443
(City) (State) (Zip Code)

Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.

(Continued on page 3)

(Form 3000-3a, Page 2)

Form 3000-3
(May 2006)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

FORM APPROVED
OMB NO. 1004-0034
Expires: April 30, 2009

Lease Serial No. W150316

Lease Effective Date (Anniversary Date) May 1, 2000

New Serial No.

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351 - 359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001 - 1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* G2 Petroleum
Street 2002 Bedford
City, State, Zip Code Midland, Texas 79701

1a. Assignor

*If more than one assignee, check here [ ] and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* [x] Oil and Gas Lease, or [ ] Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* [x] Record Title, [ ] Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space on page 2, if needed. Do not submit documents or agreements other than this form; such documents or agreements shall only be referenced herein.	Percent of Interest			Percent of Overriding Royalty Similar Interests	
	Owned b	Conveyed c	Retained d	Reserved e	Previously reserved or conveyed f
32 N R 90 W 6th P.M. Fremont County, Wy c. 4- S1/2S1/2 5- Lots 2-4, S1/2S1/2 6- Lots 1-4 7- Lot 4, SESW,S1/2SE 8- E1/2,E1/2W1/2 9- All 10- W1/2, Pt. of MS 732 in W1/2 15- N1/2NW, Pt. MS 732 in N1/2NW 17- N1/2NE 18- Lot 1, N1/2NE,NENW (3317.32 Ac.) 33 N - R 90 West T 32 N, R91 W c. 31-E1/2SE Section 12-S1/SE1/4 32- S1/2 13-NE1/4 33- SW1/4	100%	100%	-0-	12.5%	0-0

FOR BLM USE ONLY - DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

[ ] Assignment approved for above described lands;

[ ] Assignment approved for attached land description

Assignment approved effective ______________

[ ] Assignment approved for land description indicated on reverse of this form

By ______________
Bureau of Land Management (BLM) (Title) (Date)

(Continued on page 2)

Part A (Continued): ADDITIONAL SPACE for Names and addresses of additional transferees in Item No. 1, if needed, or for Land Description in Item 2, if needed.

PART B - CERTIFICATION AND REQUEST FOR APPROVAL

1. The transferor certifies as owner if an interest in the above designated lease that he/she hereby transfers to the above assignee(s) the rights specified above.

2. Transferee certifies as follows: (a) Transferee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the transfer of NPR-A leases, transferee is a citizen, national, or resident alien of the United States or associations of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Transferee is not considered a minor under the laws of the State in which the lands covered by this transfer are located; (c) Transferee's chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the transfer are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Transferee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Transferee is not in violation of sec. 41 of the Mineral Leasing Act.

3. Transferee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein. Applicable terms and conditions include, but are not limited to, an obligation to conduct all operations on the leasehold in accordance with the terms and conditions of the lease, to condition all wells for proper abandonment, to restore the leased lands upon completion of any operations as described in the lease, and to furnish and maintain such bond as may be required by the lessor pursuant to regulations 43 CFR 3104, 3134, or 3206.

For geothermal transfers, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 7th day of February 20 08 | Executed this 7th day of February 20 08

Name of Transferor as shown on current lease Laser Exploration Inc.

(Please type or print)

Transferor [signature] (Signature) | Transferee [signature] (Signature)

or President | or

Attorney-in-fact (Signature) | Attorney-in-fact E. Will Gray, Managing Directo (Signature)

P.O. Box 8604
(Transferor's Address)

Deerfield Beach, Florida 33443
(City) (State) (Zip Code)

Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.

(Continued on page 3)

(Form 3000-3a, Page 2)